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Exhibit 99.3

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Security Agreement") is made and dated as of April 10, 2001 by and among AVRE, INC., a Nevada corporation, BINARY ASSOCIATES, INC., a Colorado corporation, AMERICAN PLASMA, INC., a Texas corporation, BHM LABS, INC., an Arkansas corporation, SERACARE ACQUISITIONS, INC., a Nevada corporation, SERACARE TECHNOLOGY, INC., a Nevada corporation, SERACARE LIFE SCIENCES, INC., a California corporation and THE WESTERN STATES GROUP, INC., a California corporation (collectively, the "Debtors" and each a "Debtor"), and SANWA BANK CALIFORNIA, as collateral agent (in such capacity, the "Collateral Agent") for the Administrative Agent, the Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of April__, 2001 by and among SeraCare, Inc., a Delaware corporation (the "Company"), the Collateral Agent, the Administrative Agent, the Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

      A. Pursuant to the Credit Agreement, the Issuing Bank and the Lenders have agreed to extend credit to the Company from time to time.

      B. As a condition precedent to the obligation to continue to extend credit under the Credit Agreement, the Debtors have executed and delivered the Continuing Guaranty dated as of April __, 2001 (the "Guaranty") for the benefit of the Administrative Agent pursuant to which the Debtors have guaranteed payment of the Obligations (as defined in the Credit Agreement).

      C. As a condition precedent to the obligation to continue to extend credit under the Credit Agreement, and as security for the payment and performance of Debtors' obligations under the Guaranty (the "Obligations"), the Debtors are required to execute and deliver this Security Agreement, and to grant to the Collateral Agent on behalf of itself, the Administrative Agent, the Issuing Bank and the Lenders (collectively, the "Secured Parties") and to create a security interest in certain property of Debtors, as hereinafter provided.

      NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

      1. Appointment of Collateral Agent. Pursuant to Section 11 of the Credit Agreement, each Secured Party has appointed the Collateral Agent as its collateral agent

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under the Loan Documents (including, without limitation, this Security
Agreement), and the Collateral Agent has accepted such appointment. The Collateral Agent shall act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral (as defined below). The Debtors agree that the Collateral Agent will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, in any manner or to any extent, subject to the direction or control of Debtor except as expressly permitted hereunder, under the other Loan Documents or as required by law.

      2. Grant of Security Interest. Each Debtor hereby pledges, assigns and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

      3. Collateral. The Collateral shall consist of all right, title and interest of each Debtor in and to the following:

            3(a) All now existing and hereafter arising receivables, accounts, contracts, contract rights, chattel paper, documents, instruments, investment property, commercial tort claims, health-care-insurance receivables, and general intangibles of such Debtor (including U.S. Governmental claims and receivables governed by the Federal Assignment of Claims Act of 1940, as amended ("Assignment of Claims Act"), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Debtor now and hereafter arising in and to all security agreements, guaranties, leases and other writings securing or otherwise relating to any such receivables, accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles;

            3(b) All inventory of such Debtor, now owned and hereafter acquired, wherever located, including, without limitation, all merchandise, goods and other personal property which are held for sale or lease, all raw materials, work in process, materials used or consumed in such Debtor's business and finished goods, all goods in which such Debtor has an interest in mass or a joint or other interest or gifts of any kind (including goods in which such Debtor has an interest or right as consignee), and all goods which are returned to or repossessed by such Debtor, together with all additions and accessions thereto and replacements therefor and products thereof and documents therefor;

            3(c) All equipment of such Debtor, now owned and hereafter acquired, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware and software, furniture, furnishings and fixtures;

            3(d) All now existing and hereafter acquired Computer Hardware and Software Collateral, Copyright Collateral, Patent Collateral, Trademark Collateral and

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Trade Secrets Collateral (as those terms are defined in Paragraph 13 below)
(collectively, the "Intellectual Property Collateral");

            3(e) All deposit accounts, now existing and hereafter arising or established, maintained in such Debtor's name with any financial institution, and any and all funds at any time held therein and all certificates, instruments and other writings, if any, from time to time representing, evidencing or deposited into such accounts, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            3(f) All now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the foregoing Collateral;

            3(g) All other property of such Debtor now or hereafter in the possession, custody or control of the Collateral Agent, and all property of such Debtor in which the Collateral Agent now has or hereafter acquires a security interest for the benefit of the Secured Parties;

            3(h) Rights under insurance policies, letter-of-credit rights, and supporting obligations, including without limitation guaranties;

            3(i) All now existing and hereafter acquired cash and cash equivalents held by such Debtor not otherwise included in the foregoing Collateral; and

            3(j) All products and proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

            "Collateral" shall not include any general intangible that is the subject of a written agreement which specifically prohibits assignment thereof or grant of a security interest therein but only to the extent of such prohibition, and only to the extent that the terms and provisions of a such written agreement, document or instrument creating or evidencing such property or any rights relating thereto expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, forfeiture of such property upon the granting of a security interest therein or a breach under any written agreement relating thereto.

      4. Debtors' Obligations. The Obligations secured by this Security Agreement shall consist of all obligations of Debtors under the Guaranty and under any other Loan Document, and any Indebtedness of Debtor to any Lender in connection with any Hedge Transactions, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or

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contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

      5. Representations and Warranties. In addition to all representations and warranties of each Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, each Debtor hereby represents and warrants that:

            5(a) Except as permitted by the Credit Agreement and except for the Lien in favor of the Collateral Agent for the benefit of the Secured Parties granted hereunder, no Person has (or, in the case of after-acquired Collateral, at the time such Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other Lien or charge) in, against or to the Collateral except for Permitted Liens.

            5(b) All information heretofore, herein or hereafter supplied to the Collateral Agent or any Secured Party by or on behalf of such Debtor with respect to the Collateral is accurate and complete in all material respects.

            5(c) Such Debtor has delivered to the Collateral Agent all instruments, chattel paper and other items of Collateral in which a security interest may only be or (in the case of chattel paper) may be perfected by possession, together with such additional writings, including, without limitation, assignments, with respect thereto as the Collateral Agent shall request.

      6. Covenants and Agreements of Debtors. In addition to all covenants and agreements of each Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, each Debtor hereby agrees, at no cost or expense to the Collateral Agent or any of the Secured Parties:

            6(a) To do all acts that may be necessary to maintain, preserve and protect the Collateral and the priority and perfected nature of the security interest of the Collateral Agent for the benefit of the Secured Parties therein;

            6(b) With respect to Collateral in possession of a third party, upon the written request of the Collateral Agent, subject to and in accordance with Paragraph 5(b) of the Credit Agreement, to join with the Collateral Agent in notifying the third party of the Secured Parties' security interest and obtain an acknowledgment from the third party that it is holding the Collateral subject to the Lien of the Collateral Agent for the benefit of the Secured Parties;

            6(c) Upon the written request of the Collateral Agent, to cooperate with the Collateral Agent in obtaining control agreements in form and substance satisfactory to the Collateral Agent with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights, and electronic chattel paper;

            6(d) Not to create any chattel paper without placing a legend on the chattel paper acceptable to the Collateral Agent indicating that the Secured Parties have a security interest in the chattel paper;

            6(e) To appear in and defend any action or proceeding which may affect its title to or the Collateral Agent's interest on behalf of the Secured Parties in the Collateral;

            6(f) Not to surrender or lose possession of (other than to the Collateral Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as expressly provided herein and in the other Loan Documents or otherwise permitted under the Loan Documents, and to keep the Collateral free of all levies and security interests or other Liens or charges except as permitted by the Credit Agreement; provided, however, that, unless an Event of Default shall have occurred and be continuing, such Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory;

            6(g) On demand by the Collateral Agent upon the occurrence and during the continuance of an Event of Default, to account fully for and promptly deliver to the Collateral Agent, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to the Collateral Agent or in blank, as requested by the Collateral Agent, and until so delivered all such documents, instruments, agreements and proceeds shall be held by such Debtor in trust for the Collateral Agent for the benefit of the Secured Parties, separate from all other property of such Debtor;

            6(h) To keep separate, accurate and complete records of the Collateral and to provide the Collateral Agent and each of the Secured Parties with such records and such other reports and information relating to the Collateral as the Collateral Agent or any Secured Party may reasonably request from time to time;

            6(i) To give the Collateral Agent thirty (30) days prior written notice of any change in such Debtor's chief place of business, such Debtor's state of incorporation or legal name or trade name(s) or style(s) referred to in Paragraph 11 below;

            6(j) To keep the records concerning the Collateral at the location(s) referred to in Paragraph 11 below and not to remove such records from such location(s) without the prior written consent of the Collateral Agent;

            6(k) To keep the Collateral at the location(s) referred to in Paragraph 11 below and not to remove the Collateral from such location(s) without the prior written consent of the Collateral Agent;

            6(l) To keep the Collateral in good condition and repair in all material respects except for ordinary wear and tear and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

            6(m) Except as otherwise permitted by Paragraph 7(n) of the Credit Agreement, not to: (1) permit any Patent Collateral to lapse or become abandoned or dedicated to the public or otherwise be unenforceable; (2) fail to continue to use any of such Trademark Collateral in order to maintain all such Trademark Collateral in full force free from any claim of abandonment for non-use, (3) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (4) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration, (5) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (6) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable; (viii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

            6(n) To notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Debtor's ownership of any material Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

            6(o) Not to file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Debtor relating thereto or represented thereby; and

            6(p) With respect to Intellectual Property that is or becomes Collateral hereunder, promptly to execute and deliver to the Collateral Agent agreements in the forms of Exhibit A, Exhibit B, Exhibit C and Exhibit D hereto.

      7. Authorized Action by Collateral Agent. Each Debtor hereby agrees that:

            7(a) From time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Collateral Agent with respect to the Collateral, the obligations of such Debtor hereunder or the Obligations, the Collateral Agent may, but shall not be obligated to and shall incur no liability to such Debtor, any Secured Party or any third party for failure to take any action which such Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as such Debtor might exercise with respect to the Collateral.

            7(b) The Collateral Agent may execute in its own name or in the name of such Debtor and file one or more financing statements describing the Collateral in such jurisdictions as deemed appropriate by the Collateral Agent from time to time.

            7(c) The Collateral Agent may file photostatic or other copies of financing statements signed or authenticated by such Debtor or of this Security Agreement in such jurisdictions as deemed appropriate by the Collateral Agent from time to time.

            7(d) Such Debtor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact following the occurrence and during the continuance of an Event of Default to exercise such rights and powers, including without limitation, to (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral,
(ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral, (iii) insure, process and preserve the Collateral, (iv) transfer the Collateral to its own or its nominee's name, (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral and (vi) subject to the provisions of Paragraph 8 below, notify any obligor on any Collateral to make payment directly to the Collateral Agent.

      8. Collection of Collateral Payments.

            8(a) Each Debtor shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Collateral Agent or any Secured Party may reasonably request, or, in the absence of such request, as such Debtor may reasonably deem advisable; provided, however, that following the occurrence and during the continuance of an Event of Default such Debtor shall not, without the consent of the Collateral Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Collateral Agent at the direction of all the Secured Parties, following the occurrence and during the continuance of an Event of Default and notice from the Collateral Agent to the Company, such Debtor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to such accounts as the Collateral Agent may direct in writing and to execute all instruments and take all action required by the Collateral Agent to ensure the rights of the Collateral Agent for the benefit of the Secured Parties in any Collateral subject to the Federal Assignment of Claims Act of 1940, as amended.

            8(b) Upon the request of the Collateral Agent, which request will be made only following the occurrence and during the continuance of an Event of Default, each Debtor will, forthwith upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the

Collateral Agent) which may be received by such Debtor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Collateral Agent, such items will be held in trust for the Collateral Agent and the Secured Parties and will not be commingled by such Debtor with any of its other funds or property. Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the name of such Debtor on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent believes such endorsement is necessary or desirable for purposes of collection.

            8(c) Each Debtor will indemnify and save harmless the Collateral Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Collateral Agent relating to any moneys received by the Collateral Agent on account of any Collateral Payment and such obligation of such Debtor shall continue in effect after and notwithstanding the discharge of such Debtor's Obligations and the release of the security interest granted in Paragraph 2 above.

      9. Power of Attorney.

            9(a) Each Debtor hereby grants to the Collateral Agent for the benefit of the Secured Parties an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of such Debtor to take all such action permitted under Paragraph 7 upon the occurrence and during the continuance of an Event of Default. Each Debtor agrees to reimburse the Collateral Agent upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Collateral Agent may incur while acting as such Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as the Collateral Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Collateral Agent's possession; provided, however, that the Collateral Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

            9(b) To the fullest extent permitted by law, each Debtor hereby grants to the Secured Parties a present, irrevocable, paid-up royalty-free world wide and non-exclusive license under all Intellectual Property Collateral owned by such Debtor or licensed to such Debtor with the right to sublicense (both on the date hereof and in the future) to make, have made, reproduce, have reproduced, prepare derivative works of, perform, or display (publicly or otherwise) or otherwise use, sell, lease or distribute any products or processes, except Intellectual Property Collateral as to which the Secured Parties have a perfected security interest that permits exercise of the remedies set forth herein upon an Event of Default. The Secured Parties shall have the right to sublicense (with the right of any sublicensee to grant further sublicenses) or unconditionally assign such license without such Debtor's consent, limited only in the case of licenses to such Debtor of intellectual property owned by unaffiliated third parties to the extent permitted in the applicable license. Such license may be subject to the payment of royalties by such Debtor to third parties.

      10. Remedies. Upon the occurrence of an Event of Default, the Collateral Agent may, without notice to or demand on any Debtor and in addition to all rights and remedies available to the Collateral Agent and the Secured Parties with respect to the Obligations, at law, in equity or otherwise, do any one or more of the following:

            10(a) Foreclose or otherwise enforce the Collateral Agent's security interest in any manner permitted by law or provided for in this Security Agreement.

            10(b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at the Collateral Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Collateral Agent may determine.

            10(c) Recover from any Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees (including the reasonable allocated cost of internal counsel), incurred or paid by the Collateral Agent or any Secured Party in exercising any right, power or remedy provided by this Security Agreement.

            10(d) Require each Debtor to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent.

            10(e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

            10(f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by any Debtor.

Each Debtor shall be given five (5) Business Days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice such Debtor hereby agrees shall be deemed commercially reasonable notice thereof. Such sale may be made in a private or public sale on an as-is basis, without representation or warranty of any kind, which terms each Debtor hereby agrees shall be deemed commercially reasonable, and each Debtor acknowledges and agrees that such terms in a public or private sale may result in prices and other terms less favorable than might otherwise result and that Collateral Agent has no obligation to delay sale of the Collateral to obtain higher prices or more favorable terms for the Collateral. Upon any sale or other disposition pursuant to this Security Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Collateral Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of any Debtor and each Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Each Debtor waives any right to require the Secured Parties or the Collateral Agent to proceed against or exhaust all or any portion of the Collateral and specifically acknowledges and agrees that Collateral Agent and Secured Parties shall have the right to proceed directly against any Debtor without first proceeding against all or any portion of the Collateral and to abandon or fail to exercise its rights and remedies with respect to all or any portion of the Collateral. Such election shall in no way impair the liability of any Debtor or the remaining rights and remedies of Secured Party and Collateral Agent. Notwithstanding anything to the contrary contained herein, Secured Parties and Collateral Agent shall not be deemed to be owner of all or any portion of the Collateral until any such party is a successful purchaser at a foreclosure sale and has taken actual possession of such Collateral.

      11. Place of Business; Collateral Location; Records Location. Each Debtor represents that its chief executive office is set forth on Schedule 1 attached hereto; that the only trade name(s) or style(s) used by such Debtor are set forth on said Schedule 1; and that, except as otherwise disclosed to the Collateral Agent in writing prior to the date hereof, the Collateral and such Debtor's records concerning the Collateral are located at its chief executive office.

      12. Miscellaneous Provisions.

            12(a) Binding on Successors and Assigns. All provisions contained in this Security Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns, and shall be binding upon each Debtor, its successors and assigns.

            12(b) Amendment. This Security Agreement may not be amended or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Collateral Agent and each Debtor.

            12(c) Cumulative Rights; No Waiver. The rights, powers and remedies of the Collateral Agent, and the Secured Parties hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between any Debtor and any of such Persons relating hereto, at law, in equity or otherwise. Any delay or failure by the Collateral Agent or the Secured Parties to exercise any right, power or remedy shall not constitute a waiver thereof by such Persons, and no single or partial exercise by any of such Persons of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

            12(d) Entire Agreement. This Security Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

            12(e) Survival. All representations, warranties, covenants and agreements herein contained on the part of the Debtors shall survive the termination of this Security Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

            12(f) Notices. All notices given by any party to the others shall be in writing unless otherwise provided for herein, delivered by facsimile transmission, by personal delivery or by overnight courier, addressed to the party as set forth in the Guaranty.

            12(g) Governing Law. This Security Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

            12(h) Counterparts. This Security Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

            12(i) Severability. The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

            12(j) Waiver of Hearing. Each Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time the Collateral Agent takes possession or disposes of the Collateral upon the occurrence of an Event of Default.

      13. Intellectual Property Collateral. For purposes of this Security Agreement, the following capitalized terms shall have the following meanings:

            "Computer Hardware and Software Collateral" means all of each Debtor's right, title and interest in all now existing and hereafter created or acquired:

            (a) Computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) Software programs (including both source code, object code and all related applications and data files), whether owned, licensed or leased, designed for use on the computers and electronic data processing hardware described in subparagraph (a) above;

            (c) Firmware associated therewith;

            (d) Documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in subparagraph (a) through (c) above; and

            (e) Rights with respect to all of the foregoing, including, without limitation, any and all of such Debtor's copyrights, licenses, options, warranties, service contracts, program services, test rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

            "Copyright Collateral" means all of each Debtor's right, title and interest in now existing and hereafter created or acquired copyrights and all semi-conductor chip product mask works of such Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of such Debtor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, the right of such Debtor to sue for past, present and future infringements of any thereof, all rights of such Debtor corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims damages and proceeds of suit.

            "Patent Collateral" means all of each Debtor's right, title and interest in now existing and hereafter created or acquired:

            (a) Letters patent and applications for letters patent throughout the world, including all of such Debtor's patent applications in preparation for filing anywhere in the world and with the United States Patent and Trademark Office;

            (b) Patent licenses;

            (c) Reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
(a) and (b); and

            (d) Proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringements suits), the right of such Debtor to sue third parties for past, present or future infringements of any patent or patent application of such Debtor, and for breach of enforcement of any patent license, and all rights corresponding thereto throughout the world.

            "Trademark Collateral" means all of each Debtor's right, title and interest in now existing and hereafter created or acquired:

            (a) Trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, certification makers, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

            (b) Trademark licenses;

            (c) Reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) The goodwill of the business of such Debtor connected with the use of, and symbolized by the items described in, clauses (a) and (b), and

            (e) Proceeds of, and rights of such Debtor associated with, the foregoing, including any claim by such Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

            "Trade Secrets Collateral" means common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of each Debtor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      14. Indemnification. Except to the extent arising from the gross negligence of willful misconduct of an Indemnitee, each Debtor hereby agrees to indemnify, pay and hold harmless the Collateral Agent, Administrative Agent, Issuing Bank and each Lender and their respective officers, directors, employees, attorneys and agents (collectively, the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitees shall be designated a party thereto, and the expenses of investigation by scientists, engineers, environmental consultants and similar technical personnel imposed on, incurred by or asserted against such Indemnitees as a result of or in connection with the Collateral or the enforcement of rights and remedies against the Collateral, or sale or distribution of the Collateral (including any product liability claims). To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, each Debtor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them. Without limiting the generality of the foregoing, to the fullest extent permitted by law, each Debtor hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs and expenses that it might have under applicable law or otherwise against any Indemnitee.

      EXECUTED as of the day and year first above written.

                                          AVRE, INC., a Nevada corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          BINARY ASSOCIATES, INC., a Colorado
                                          corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          AMERICAN PLASMA, INC., a Texas
                                          corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          BHM LABS, INC., an Arkansas
                                          corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          SERACARE ACQUISITIONS, INC., a Nevada
                                          corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          THE WESTERN STATES GROUP, INC., a
                                          California corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          SERACARE TECHNOLOGY, INC., a Nevada
                                          corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          SERACARE LIFE SCIENCES, INC., a
                                          California corporation

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          SANWA BANK CALIFORNIA, as Collateral
                                          Agent

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                     LIST OF OMITTED SCHEDULES AND EXHIBITS

      The following Schedules and Exhibits to the Subsidiary Security Agreement have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

Schedule 1 Locations of Equipment, Inventory, Places of Business, Chief Executive Office, and Books and Records and Tradenames

Exhibit A         Supplemental Security Agreement (Trademarks)

Exhibit B         Supplemental Security Agreement (Patents)

Exhibit C         Supplemental Security Agreement (Copyrights)

Exhibit D         Irrevocable Power of Attorney